UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2025

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Mammoth Energy Services, Inc. (“Mammoth” or the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2025, under the terms of the Equity Interest Purchase Agreement with Peak Utility Services Group, Inc. (“Peak”), Phil Lancaster, the Company’s current Chief Executive Officer (“CEO”), will become an employee of Peak on July 1, 2025. Mr. P. Lancaster has resigned from his CEO with Mammoth effective as of June 30, 2025. On May 30, 2025, the Company’s board of directors (the “Board”) appointed Mr. P. Lancaster as a non-voting observer of the Board effective as of June 11, 2025. Mr. P. Lancaster’s full biography is included in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the SEC on April 28, 2025 (the “2025 Proxy Statement”), and is incorporated into this Item 5.02 by reference.

Also on May 30, 2025, the Board named Bernard Lancaster as Chief Operating Officer and Principal Executive Officer of the Company effective July 1, 2025.

Mr. B. Lancaster, age 37, has worked for various Mammoth subsidiaries for over 11 years. Mr. B. Lancaster currently serves as the Vice President of Operations of Mammoth. Mr. B. Lancaster also served as the Operations Manager for Stingray Energy Services LLC while assisting with projects for Mammoth subsidiaries Lion Power Services LLC and Higher Power Electrical LLC from June 2019 to December 2024. Prior to these positions, Mr. B. Lancaster previously served as the Vice President of Redback Energy Services LLC from August 2013 to July 2014 and again from August 2015 to May 2019. From August 2014 to July 2015, Mr. B. Lancaster served as the Chief Operating Officer of Redback Energy Services LLC, Redback Coil Tubing LLC and Redback Pumpdowns LLC, which were all subsidiaries of Mammoth. Mr. B. Lancaster also served as the HSE/DOT manager for Redback Energy Services LLC from Oct 2011 to July 2013. Prior to his time with Mammoth subsidiaries, Mr. B. Lancaster worked as a Quality Assurance Technician for Great White Pressure Pumping LLC and a Mud Motor Technician for Great White Directional Drilling LLC from May 2010 to July 2011. Mr. B. Lancaster has a Bachelor of Science degree in Finance from St. Edwards University.

At the time of the filing of this Current Report on Form 8-K, the Company has not finalized any compensatory arrangement with Mr. B. Lancaster in connection with his appointment as the Chief Operating Officer of the Company. Upon the entry by the Company into any such material compensatory or other arrangements with Mr. B. Lancaster, the material terms of such agreement or arrangement will be disclosed on a Form 8-K and filed by the Company with the SEC. Mr. B. Lancaster is the son of Mammoth’s current CEO and appointed non-voting observer of the Board, Phil Lancaster. If applicable, any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be disclosed in the Company’s proxy statement or Form 8-K, as appropriate.

Additionally, on May 30, 2025, the Board named Paul Jacobi as the Company’s Chief Business Officer effective July 1, 2025. Mr. Jacobi is currently a member of the Board and employee of Wexford Capital LP, who beneficially owns approximately 46% of the Company’s outstanding common stock. Mr. Jacobi’s full biography is included in the Company’s 2025 Proxy Statement, and is incorporated into this Item 5.02 by reference. Mr. Jacobi currently serves as one of the Company’s independent directors, the chairman of the compensation committee and member of the nominating and corporate governance committee. Effective July 1, 2025, Mr. Jacobi will no longer be considered independent by the Board because of his new role as Chief Business Officer. Mr. Jacobi has resigned from his positions on the compensation committee and the nominating and corporate governance committee effective July 1, 2025.

Arthur Smith, who has served as a director of the Company since the Company’s initial public offering, will not stand for re-election at the Company’s 2025 Annual Meeting of Stockholders on June 11, 2025 (the “2025 Annual Meeting”), and will retire as a director, chairman of the audit committee and member of the compensation committee and nominating and corporate governance committee, effective as of the date of the 2025 Annual Meeting. Mr. Smith’s decision to retire and not stand for re-election at the 2025 Annual Meeting was previously reported in the 2025 Proxy Statement.

On May 30, 2025, the Board appointed Mark L. Plaumann as a member of the Board, chairman of its audit committee and member of the compensation committee and nominating and corporate governance committee, effective as of June 11, 2025. The Board determined that Mr. Plaumann qualifies as an independent director under The Nasdaq Stock Market rules and the applicable rules and regulations of the SEC for purposes of serving on the Board and its audit committee.

Mr. Plaumann is currently a Managing Member of Greyhawke Capital Advisors LLC, or Greyhawke, which he co-founded in 1998. Prior to founding Greyhawke, Mr. Plaumann was a Senior Vice President of Wexford Capital LP. Mr. Plaumann was formerly a Managing Director of Alvarez & Marsal, Inc. and the President of American Healthcare Management, Inc. He also was Senior Manager at Ernst & Young LLP. Mr. Plaumann served as a director and audit committee chairman for ICx Technologies, Inc. from 2006 until 2010, served as a director and a member of the audit and compensation committees of Republic Airways Holdings, Inc. from 2002 until 2017 and currently serves as a director of several private entities. Mr. Plaumann currently serves as a director of Diamondback Energy, Inc. and member of its audit committee. Mr. Plaumann served as a director, an audit committee chairman and a member of the conflicts committee of the general partner of Rhino Resource Partners LP, a coal operating company, from 2010 until 2016. Mr. Plaumann holds an M.B.A. and a B.A. in Business Administration from the University of Central Florida, where he currently serves on the Foundation Board and the Dean’s Advisory Board for the College of Business. We believe that Mr. Plaumann’s service on the boards of other public companies and his executive management experience, including previous experience as chairman of audit committees, qualifies him for service on our Board.

In connection with Mr. Plaumann’s appointment to the Board and its committees and Mr. P. Lancaster’s appointment to the Board, they are entitled to receive the annual compensation generally given to the Company’s non-employee directors for their services on the Board and its committees (prorated for the dates of service). The Company’s non-employee directors are entitled to receive an annual retainer in the amount of $50,000, plus a payment of $5,000 for each meeting attended over the four regularly scheduled meetings per year. Additionally, the chairperson of the audit committee is entitled to receive an annual payment of $10,000 and each other member of the audit committee is entitled to receive an annual payment of $5,000.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 5, 2025	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary